Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions [Abstract]
Acquisitions

3. ACQUISITIONS

On December 21, 2010, we acquired Concentra Inc., or Concentra, a health care company based in Addison, Texas, for cash consideration of $804.7 million. Through its affiliated clinicians, Concentra delivers occupational medicine, urgent care, physical therapy, and wellness services to workers and the general public through its operation of medical centers and worksite medical facilities. The Concentra acquisition provides entry into the primary care space on a national scale, offering additional means for achieving health and wellness solutions and providing an expandable platform for growth with a management team experienced in physician asset management and alternate site care. The preliminary fair values of Concentra's assets acquired and liabilities assumed at the date of the acquisition are summarized as follows:

Concentra
(in thousands)
Cash and cash equivalents	$21,317
Receivables	108,571
Other current assets	20,589
Property and equipment	131,837
Goodwill	531,372
Other intangible assets	188,000
Other long-term assets	12,935

Total assets acquired	1,014,621

Current liabilities	(100,091)
Other long-term liabilities	(109,811)

Total liabilities assumed	(209,902)

Net assets acquired	$804,719

The other intangible assets, which primarily consist of customer relationships and trade name, have a weighted average useful life of 13.7 years. Approximately $57.9 million of the acquired goodwill is deductible for tax purposes. The purchase price allocation is preliminary, subject to completion of valuation analyses, including, for example, refining assumptions used to calculate the fair value of other intangible assets. The purchase agreement contains provisions under which there may be future consideration paid or received related to the subsequent determination of working capital that existed at the acquisition date. Any payments or receipts for provisional amounts for working capital will be recorded as an adjustment to goodwill when paid or received.

The results of operations and financial condition of Concentra have been included in our consolidated statements of income and consolidated balance sheets from the acquisition date. In connection with the acquisition, we recognized approximately $14.9 million of acquisition-related costs, primarily banker and other professional fees, in operating costs. The proforma financial information assuming the acquisition had occurred as of January 1, 2009 was not material to our results of operations.

On October 31, 2008, we acquired PHP Companies, Inc. (d/b/a Cariten Healthcare), or Cariten, for cash consideration of approximately $291.0 million, including the payment of $34.9 million during 2010 to settle a purchase price contingency. The Cariten acquisition increased our commercial fully-insured and ASO presence as well as our Medicare HMO presence in eastern Tennessee. During 2009, we continued our review of the fair value estimate of certain other intangible and net tangible assets acquired. This review resulted in a decrease of $27.1 million in the fair value of other intangible assets, primarily related to the fair value assigned to the customer contracts acquired. There was a corresponding adjustment to goodwill and deferred income taxes. The total consideration paid exceeded our estimated fair value of the net tangible assets acquired by approximately $145.8 million of which we allocated $52.3 million to other intangible assets and $93.5 million to goodwill. The other intangible assets, which primarily consist of customer contracts, have a weighted-average useful life of 11.6 years. The acquired goodwill is not deductible for tax purposes.

On August 29, 2008, we acquired Metcare Health Plans, Inc., or Metcare, for cash consideration of approximately $14.9 million. The acquisition expanded our Medicare HMO membership in central Florida.

On May 22, 2008, we acquired OSF Health Plans, Inc., or OSF, a managed care company serving both Medicare and commercial members in central Illinois, for cash consideration of approximately $87.3 million, including the payment of $3.3 million during 2009 to settle a purchase price contingency. This acquisition expanded our presence in Illinois, broadening our ability to serve multi-location employers with a wider range of products including our specialty offerings. The total consideration paid exceeded our estimated fair value of the net tangible assets acquired by approximately $31.1 million of which we allocated $10.1 million to other intangible assets and $21.0 million to goodwill. The other intangible assets, which primarily consist of customer contracts, have a weighted-average useful life of 9.9 years. The acquired goodwill is not deductible for tax purposes.

On April 30, 2008, we acquired UnitedHealth Group's Las Vegas, Nevada individual SecureHorizons Medicare Advantage HMO business, or SecureHorizons, for cash consideration of approximately $185.3 million, plus subsidiary capital and surplus requirements of $40 million. The acquisition expanded our presence in the Las Vegas market. The total consideration paid exceeded our estimated fair value of the net tangible assets acquired by approximately $185.3 million of which we allocated $69.3 million to other intangible assets and $116.0 million to goodwill. The other intangible assets, which primarily consist of customer contracts, have a weighted-average useful life of 10.9 years. The acquired goodwill is not deductible for tax purposes.

The purchase agreements for certain of the acquisitions discussed above occurring prior to January 1, 2009 contain provisions under which there may be future contingent consideration paid or received primarily associated with balance sheet settlements. Any contingent consideration paid or received will be recorded as an adjustment to goodwill when the contingencies are resolved. We do not expect these adjustments to be material.

The results of operations and financial condition of Cariten, Metcare, OSF, and SecureHorizons have been included in our consolidated statements of income and consolidated balance sheets since the acquisition dates.